Value Line
Premier Growth Fund, Inc.

(Ticker Symbol: VALSX)

P R O S P E C T U S
M A Y 1 , 2 0 1 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment objective Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 3
Fund performance Page 5
Management Page 6
Purchase and sale of Fund shares Page 6
Tax information Page 7
Payments to broker-dealers and other financial intermediaries Page 7

How the Fund Is Managed
Investment objective Page 8
Principal investment strategies Page 8
Non–principal investment strategies Page 8
The principal risks of investing in the Fund Page 9

Who Manages the Fund
Investment Adviser Page 11
Management fees Page 12
Portfolio management Page 12

About Your Account
How to buy shares Page 13
How to sell shares Page 16
Frequent purchases and redemptions of Fund shares Page 19
Special services Page 20
Dividends, distributions and taxes Page 21

Financial Highlights
Financial Highlights Page 23

F U N D S U M M A R Y

Investment objective

The Fund primarily seeks long-term growth of capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.23%

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 year	5 years	10 years
Value Line Premier Growth	$121	$386	$672	$1,485

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s goal, the Fund’s investment adviser, EULAV Asset Management (the “Adviser”), invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting. At December 31, 2010, approximately 25% of the Fund’s investment securities were in non-cylical consumer securities and approximately 24% were in industrial securities.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

The Fund may, from time to time, be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

Investing in smaller or newer companies involves the risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 9.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009 18.60%
Worst Quarter:	Q4 2008 –24.67%

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for Periods Ended December 31, 2010

	1 year	5 years	10 years
Value Line Premier Growth Fund

Return before taxes	21.66%	4.76%	4.20%

Return after taxes on distributions	21.64%	4.19%	3.76%

Return after taxes on distributions and sale of Fund shares	14.10%	4.02%	3.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Stephen Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 1996.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 16.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund primarily seeks long-term growth of capital. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

To achieve the Fund’s investment objective, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates, and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investment according to a company’s size, or to a sector weighting. At December 31, 2010, approximately 25% of the Fund’s investment securities were in non-cylical consumer securities and approximately 24% were in industrial securities.

Non- principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, a portion of the Fund’s net assets may be invested in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This would help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation. If this occurs, the Fund may not achieve its investment objective.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy may result in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

The principal risks of investing in the Fund

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Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund’s share price might decrease in response to the activities of an individual company or in response to general market or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

■
Investing in foreign companies may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include: less information about foreign companies may be available due to less rigorous disclosure or accounting standards or regulatory practices; adverse effect of currency exchange rates or controls on the value of the Fund’s investment; the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession.

■
The Fund may, from time to time, be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

■
Investing in smaller or newer companies involves the risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

■
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund’s performance.

■
Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

■
Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.2 billion as of March 31, 2011.

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Fund effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Fund under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices which were discontinued in November 2004. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of Adviser or the Distributor to perform their respective contracts with the Funds.

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the 12 month period ending December 31.

Portfolio management

Stephen Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 1996. There is additional information in the Statement of Additional Information about Mr. Grant’s compensation, other accounts he manages and his ownership of Fund shares.

A B O U T Y O U R A C C O U N T

How to buy shares

■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Fund has adopted a plan of distribution under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund asset held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value. Securities for which market valuations are not readily available are priced at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	Through a broker-dealer

Fund shares may be sold through various third–party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

■	By telephone or wire
You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your bank the next business day after the Fund receives your request.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Redemption in kind

The Fund reserves the right to make a redemption in kind — payment in liquid portfolio securities, wholly or in part, rather than cash — if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay the transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

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Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

■
You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (“IRA”) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund pays dividends from its net investment income annually and distributes any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the dividend or distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, for taxable years beginning before January 1, 2013, if certain conditions are met by the Fund and the shareholder, including holding-period requirements, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$22.07	$16.69	$29.38	$26.61	$25.60
Income from investment operations:
Net investment income/(loss) (3)	(0.01)	0.02	0.01	0.02	(0.01)
Net gains or (losses) on securities (both realized and unrealized)	4.79	5.37	(11.85)	4.80	2.75
Total from investment operations	4.78	5.39	(11.84)	4.82	2.74
Less distributions:
Dividends from net investment income	(0.03)	(0.01)	—	(0.03)	—
Distributions from net realized gains	—	—	(0.85)	(2.02)	(1.73)
Total distributions	(0.03)	(0.01)	(0.85)	(2.05)	(1.73)
Net asset value, end of year	$26.82	$22.07	$16.69	$29.38	$26.61
Total return	21.66%	32.29%	(40.13)%	18.30%	10.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$311,829	$347,938	$312,591	$570,484	$489,786
Ratio of expenses to average net assets(1)	1.23%	1.22%	1.16%	1.11%	1.18%
Ratio of expenses to average net assets(2)	1.19%	1.22%	1.16%	1.11%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.02)%	0.11%	0.03%	0.06%	(0.06)%
Portfolio turnover rate	16%	8%	18%	29%	38%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets, net of custody credits but exclusive of the reimbursement of Expenses, would have been unchanged for the years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the reimbursement of Expenses by Value Line.

(3)	Based on average shares outstanding.

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2011, which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
220 East 42nd Street	c/o BFDS
New York, NY 10017-5891	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	220 East 42nd Street
Boston, MA 02110	New York, NY 10017-5891

Value Line Premier Growth Fund, Inc.
220 East 42nd Street, New York, NY 10017-5891	File No. 811-02278

VALUE LINE PREMIER GROWTH FUND, INC.

(Ticker Symbol: VALSX)

220 East 42nd Street, New York, New York 10017-5891
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2011

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Premier Growth Fund, Inc. (the “Fund”), dated May 1, 2011, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 2010 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

          History and Classification. The Fund is an open-end, diversified management investment company incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. On October 5, 2005, the Fund changed its name from “The Value Line Special Situations Fund, Inc.” to “Value Line Premier Growth Fund, Inc.” The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Non-Principal Investment Strategies and Associated Risks

          Restricted and Illiquid Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”) if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management’s policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer’s expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

          In addition, the Fund may purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

          The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

          To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

          Covered Call Options. The Fund may write covered call options on stocks held in its portfolio (“covered options”) in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

          The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund’s position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

          Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Fundamental Policies.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into stock index futures.

          (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

          (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

          (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).

           (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

           (xiii) The Fund may not invest in commodities or commodity contracts.

          (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

           Non-Fundamental Investment Policies

          The following policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to the Fund’s non-fundamental policies.

          (i) The Fund’s investment objective is long-term growth of capital.

         (ii) The Fund invests at least 80% of its net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects.

MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Interested Director *

Mitchell E. Appel 1970	Director	Since 2010
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund), until April 2009.	** Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1983	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor)	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Officers

Mitchell E. Appel 1970	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the 14 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with the Distributor and the Adviser.
**	Each Director serves as a director or trustee of each of the 14 Value Line Funds.

          Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

          Committees. The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were three meetings of the Valuation Committee during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested directors, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last fiscal year.

          Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line mutual funds, the number of Value Line mutual funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

          Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

          The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2010. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director
Mitchell E. Appel*	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling	7,907	57,500
Francis C. Oakley	7,907	57,500
David H. Porter	7,907	57,500
Paul Craig Roberts	7,907	57,500
Nancy-Beth Sheerr	7,907	57,500
Daniel S. Vandivort	10,249	73,500

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. Mr. Sarkany did not receive any compensation from the Fund or any of the Value Line Funds for the fiscal year ended December 31, 2010.

          The following table illustrates the dollar range of any equity securities beneficially owned by each director in the Fund and in all of the Value Line Funds as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel*	$ –0–	$50,001 – $100,000
Joyce E. Heinzerling	$1 – $10,000	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$50,001 – $100,000	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	$ –0–	$10,001 – $50,000

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010.  The dollar range of equity securities in the Fund beneficially owned by Mr. Sarkany as of December 31, 2010 was $0. Aggregate dollar range of equity securities in all of the Value Line Funds beneficially owned by Mr. Sarkany as of December 31, 2010 was over $100,000.

          As of March 31, 2011, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 2,766,073 shares of record or approximately 24.6%, of the shares outstanding and National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 1,736,355 shares of record (15.5%). Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

          None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

          As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

          Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to RiskMetrics Group (“RMG”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, RMG will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of RMG.

          The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund’s vote may vary depending upon the actual circumstances presented.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Fund supports the company’s nominees to serve as directors.

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

●	Provisions of the corporate charter addressing indemnification of directors and officers;

●	Stock repurchase plans; and

●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

●	The adoption of a classified board;

●	The adoption of poison pill plans or similar anti-takeover measures; and

●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

          The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposal

          Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

          If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with the company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interest of the Fund and its shareholders.

          Every August, the Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

          Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

          The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

          In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

          Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

          Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

          The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

          On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”).  As a result of the restructuring, the Fund’s investment advisory agreement, dated August 10, 1988, terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          The investment advisory agreement between the Fund and the Adviser provides for an advisory fee at an annual rate equal to 0.75% of the Fund’s average daily net assets. During 2008, 2009 and 2010, the Fund paid or accrued to the Adviser advisory fees of $3,553,528, $2,323,094 and $2,304,214, respectively.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the Investment Company Act of 1940).

          The Adviser currently acts as investment adviser to 13 other investment companies which, together with the Fund, constitute the Value Line Family of Funds with combined assets under management of approximately $2.2 billion as of March 31, 2011.

          Certain of the Adviser’s clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

          The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

          The Fund has entered into a distribution agreement with EULAV Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. On May 5, 2009, the Distributor changed its name from “Value Line Securities, Inc.” to “EULAV Securities, Inc.” As part of the restructuring described below, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC.  No other changes were made to the Distributor’s organization, including its operations and personnel. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. Ninth Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

          Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short. These persons elected themselves as trustees of the Adviser.

          Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser.  Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%.  Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser.  Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

          Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

          Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor.  Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor.  If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement.  The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Manager

          Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

          Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

          Other Accounts Managed. Stephen E. Grant is primarily or jointly responsible for the day-to-day management of seven Value Line mutual funds with combined total assets at December 31, 2010 of approximately $1.6 billion.

          Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

          Ownership of Securities. Stephen E. Grant does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

          The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2010, the Fund paid fees of $768,071 to the Distributor under the Plan. The Distributor paid $660,227 to other broker-dealers and incurred $26,480 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

          The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

          As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the 1940 Act) must be nominated by existing Directors who are not interested persons.

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

          If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Mutual Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types or payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Fund;

●	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

          You should ask your intermediary for information about any payments it receives from the Distributors.

          Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

          The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

          As of December 31, 2010, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment of 0.25% of average daily net assets pursuant to the Plan.

National City Bank
Pershing LLC
TD Ameritrade
E*TRADE
National Financial Services LLC
Charles Schwab & Co., Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.

          Financial intermediaries may have been added or removed from the list above since December 31, 2010.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

          During 2008, 2009 and 2010, the Fund paid brokerage commissions of $46,403, $44,739 and $46,314, respectively. During 2010, all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

          Portfolio Turnover. The Fund’s annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

          Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

          Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

          Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

          Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

          Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.

          It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

          Calculation of Net Asset Value: The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

TAXES

          The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, but were eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

          The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

          Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income, or, if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

          A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

          Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

          Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from investments in mutual funds, such as the Fund.

          Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

          At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

          Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

          If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

          Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

          To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

          If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

          Options written or purchased by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

          Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

          A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts. Any loss realized by shareholders upon sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain  carrybacks and carryovers allowable for excess losses.

          Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

          A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

          For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to backup withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives a notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. The 28% backup withholding rate currently applies to amounts paid by the Fund through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Fund after such date.

          The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S, shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

          Recently enacted legislation will impose a 30% withholding tax on payments (including dividends and gross redemption proceeds) paid by a Fund after December 31, 2012 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify-certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Shareholders are advised to consult their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

FINANCIAL STATEMENTS

          The Fund’s financial statements for the year ended December 31, 2010, including the financial highlights for each of the five fiscal years in the period ended December 31, 2010, appearing in the 2010 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.